Inspire Medical Systems, Inc. November 2020 NYSE: INSP 1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the impact of the COVID-19 pandemic on our business operations, financial results and financial condition, investments in our business, our growth strategies, our expectation that a substantial portion of postponed Inspire therapy procedures will be rescheduled, the activity of our commercial team once circumstances allow, full year 2020 financial and operational outlook, and positive insurance coverage of Inspire therapy and improvements in market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impact of the ongoing and global COVID-19 pandemic; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019, as updated in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 to be filed with the SEC, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward- looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2 © Inspire Medical Systems, Inc. All Rights Reserved

3 © Inspire Medical Systems, Inc. All Rights Reserved

Update on Inspire Operations: Monitoring Future Impact of COVID-19 . Q3 2020 revenue of $35.8M (72% increase from Q3 2019); reflects strong restart once the shutdown from the COVID-19 pandemic lessened . Continued to recruit and train new centers . Opened 42 new centers in Q3 2020; 16 in Q2 2020; and 28 in Q1 2020 . Continued recruiting additional Territory Managers . Added 7 territories in Q3 2020; 9 in Q2 2020; and 9 in Q1 2020 . 98 U.S. territories as of September 30, 2020 . New Category I CPT code specifically for hypoglossal nerve stimulation approved at the October American Medical Association meeting . We continue to closely monitor COVID-19 including the most recent spikes: . Continuing prior authorization process to obtain approvals . Engaging and educating physicians and patients through our online platform using virtual health talks, telemedicine and the new Inspire Sleep app . Refocusing direct-to-consumer marketing strategies between radio and TV . Continue to schedule new cases globally with minimal disruptions to date 4 © Inspire Medical Systems, Inc. All Rights Reserved

Significant Business Progress Since IPO: Strong Foundation in Place to Drive Greater Penetration Broader . Continue to Increase Volume by Training and Opening New Centers Commercial . Drive Increased Utilization at Existing Centers Expansion Phase . Continue to Maintain High quality Patient Outcomes Rapid Increase in Covered Lives (mm) 207 Reimbursement 165 Phase 25 2 Regulatory IPO (May '18) Dec '18 Dec '19 Sep '20 Phase . PMA approval from the FDA in 2014 . Clinical evidence in 2,100+1 patients, in 100+ papers . Clinical Effectiveness demonstrated in a real-world setting (ADHERE) Phase . More than 10,500 patients treated with Inspire therapy to date . Medicare coverage in all 50 states with increase in surgeon fees Expanding commercial efforts to drive continued growth in therapy adoption 6 © Inspire Medical Systems, Inc. All Rights Reserved

Commercial Execution: Opportunity to Accelerate Interest and Conversions Our Direct-to-Patient Strategy Has Proven to Be Successful in Reaching and Educating Patients About Inspire Therapy… 1 Generating Interest 2 Qualifying Interest 3 Driving Conversion Selectively Expanding DTC Matching the Right Patient with Conversion of < 10% of Advertising the Right Physician for the Incoming Calls Right Therapy Inspire Website Visitors (mm) 520k Doctor Searches 2019 2019 ~3k U.S. Implants 4.5 42.5k Phone Calls 2.3 Expanding Adviser Care Strive for Continuous 2020 2020 Program Improvement of Conversion Rates 2018 2019 …And We Are Now Focused on Both Broadening These Efforts and Increasing Our Overall Conversion Rate and Utilization at Existing Centers 7 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire is an Innovative Neurostimulation Solution for Moderate to Severe Obstructive Sleep Apnea (OSA)

- First and only FDA-approved neurostimulation technology for OSA
- More than 10,500 patients treated with Inspire therapy
- Therapy for the estimated 35–65% of non-CPAP compliant patients
- ~$10bn annual U.S. market opportunity
- Innovative, closed-loop, minimally invasive solution
- Safe, comfortable, and convenient therapy
- Significant body of clinical evidence involving >2,100 patients across 23 studies
- Strong customer base and growing sales team
- Growing reimbursement with 207 million U.S. covered lives
- Proven management team leading 315+ employees

Our History & Key Milestones

1990s: Medtronic (MDT) begins early work on the development of Inspire

2001: Initial clinical results published by MDT

2007: Inspire is founded after being spun-out of MDT

2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe

2014: STAR results published in the New England Journal of Medicine in January; received PMA approval from the FDA

2015: 18-month STAR data published; revenues of $8.0M

2016: 1,000th implant milestone; revenues of $16.4M

2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M

2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M

2019: 7,500th patient receives Inspire therapy; Many BCBS plans and other large insurers write positive coverage; six Medicare LCD drafts; revenues of $82.1M

2020: Medicare coverage in all 50 states; FDA approved expanded age range to include 18 to 21-year-old patients; Inspire Sleep app released; 10,000 patient receives Inspire therapy

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© Inspire Medical Systems, Inc.
All Rights Reserved

inspire
Sleep Apnea Innovation

Strong Management Team Tim Herbert Rick Buchholz Randy Ban Phil Ebeling President, CEO & Chief Commercial Chief Financial Officer Chief Operating Officer Founder Officer  30+ Years of Experience  25+ Years of Experience  25+ Years of Experience  20+ Years of Experience 8 © Inspire Medical Systems, Inc. All Rights Reserved

OSA is a Serious and Chronic Disease

OSA is Caused by a Blocked or Partially Blocked Airway

Typical Obstructive Sleep Apnea Event



Airway obstruction during breathing

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)

Normal range:
AHI < 5 events per hour

Mild sleep apnea:
5 ≤ AHI < 15 events per hour

Moderate sleep apnea:
15 ≤ AHI < 30 events per hour

Severe sleep apnea:
AHI ≥ 30 events per hour

Inspire's Focus

Most Patients Are Unaware of Their Condition…

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

…and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke[1]

2x
The risk for sudden cardiac death[2]

5x
The risk for cardiovascular mortality[3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]



Increased Risk of Mortality 5
100%
90%
80%
70%
60%
50%
% Surviving
No OSA
Mild OSA
Moderate OSA
Severe OSA
0
5
10
15
20
Years of Follow-up

Source: Company Website

1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Current Treatment Options, Such as CPAP and Invasive Surgery, Have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Delivered through a mask that connects through a hose to a bedside air pump
- Demonstrated improvements in patient-reported sleep quality and reductions in daytime sleepiness
- <u>Long-term limitations as a therapeutic option, primarily due to low patient compliance (approximately 35% – 65%)</u>
- Low patient compliance as many patients find the mask or treatment cumbersome, uncomfortable and loud







<u>Drivers of Non-Compliance</u>

- ☒ Mask Discomfort
- ☒ Mask Leakage
- ☒ Pressure Intolerance
- ☒ Skin Irritation
- ☒ Nasal Congestion
- ☒ Nasal Drying
- ☒ Nosebleeds
- ☒ Claustrophobia
- ☒ Lack of Intimacy

Invasive Surgery

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- In-patient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- ✓ Sleep apnea affects +100 million people worldwide[1]
- ✓ Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device [2]
- ✓ Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion[3]
- ✓ OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- ✓ OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries

Adults with Moderate to Severe OSA Prescribed CPAP[2] = ~2 million

- Less: 65% CPAP Compliant

Published literature estimates CPAP non-compliance rates of 35% - 65%

35% of CPAP Non-Compliant Adults = ~700,000

- Less: 30% Anatomy Challenges

70% Inspire Anatomy Eligible = ~500,000

- Multiplied by our ASP

Inspire U.S. Market = ~$10 billion

Note: ASP constitutes abbreviation for average selling price.
1. Source: World Health Organization.
2. Company estimates.
3. Represents moderate to severe OSA. Source: McKinsey & Company, 2010.

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© Inspire Medical Systems, Inc.
All Rights Reserved
Inspire
Sleep Apnea Innovation

Inspire Therapy is a Proven Solution for Patients with OSA Inspire System Inspire Procedure 3 Stimulation Lead 1 Pressure Sensing Lead Hypoglossal Nerve 2 Neurostimulator Remote control and three implantable components:  Approximately a two-hour outpatient procedure Pressure sensing lead: detects when the 1  Requires three small incisions patient is attempting to breathe  Patients typically recover quickly and resume 2 Neurostimulator: houses the electronics and normal activities in just a few days battery power for the device  System activation occurs 30 days after implantation 3 Stimulation lead: delivers electrical  Patient controls system by turning on the device stimulation to the hypoglossal nerve each night with the remote control before going to sleep 12 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire Therapy is a Safe and Effective Solution Mild Stimulation is a Clear Mechanism of Action Inspire Therapy Offers Significant Benefits  Strong safety profile  Effective and durable treatment  Closed-loop system  Strong patient compliance  High patient satisfaction  Minimally invasive outpatient procedure  ~11-year battery life (without recharging)  Utilizes patient’s natural physiology  Short recovery times post surgery  Patient controlled therapy Long-term outcomes demonstrate that Inspire therapy addresses the shortfalls of current treatments 13 © Inspire Medical Systems, Inc. All Rights Reserved

Objective Measures Show the Impact of Inspire Therapy on OSA Polysomnogram Before and After Activation of Inspire System Inspire system turned on Airflow Breathing Oxygen Saturation OSA events No OSA events After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals 14 © Inspire Medical Systems, Inc. All Rights Reserved

Clinical Evidence 15 © Inspire Medical Systems, Inc. All Rights Reserved

Significant Body of Clinical Evidence Evaluating Inspire in more than 2,100 Patients, in 100+ papers Patients Clinical Studies Evaluated Stimulation Therapy for Apnea Reduction (STAR) 126 German Post-Market Study 60 ADHERE Patient Registry 1,017 Company Company Sponsored Pediatric / Down Syndrome 26 Inspire vs. traditional sleep surgery 248 (Cleveland Clinic, Thomas Jefferson, UPenn) Independent Studies in Single Centers 2 150 Independent Studies of Specific Populations 418 Independent German and French Experience 143 (Munich, Lubeck, Bordeaux) Total Patients Evaluated Above 2,188 1. Due to the inclusion of certain patients in multiple studies, some studies are not shown in the table because they do not add any incremental patients to the overall total. 2. Includes Thomas Jefferson University Hospital (TJUH) & University of Pittsburgh Medical Center (UPMC); University Hospitals – Cleveland; Non-Academic Hospital in San Diego; and University of Pennsylvania. 16 © Inspire Medical Systems, Inc. All Rights Reserved

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI Significant Reduction in Severity of OSA Meaningful Levels of Compliance Post-Implantation Apnea-Hypopnea Index (Median) Oxygen Desaturation Index (ODI) (Median) 29.3 25.4 9.0 9.7 7.4 8.6 6.0 6.2 4.8 4.6 Events per Hour Events per Hour Baseline 12 Month 18 Month 3 Year 5 Year Baseline 12 Month 18 Month 3 Year 5 Year N=126 N=124 N=123 N=98 N=71 N=126 N=124 N=123 N=98 N=71 All p values <0.001 vs. baseline All p values <0.001 vs. baseline results in median results in median Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire’s Effectiveness Apnea-Hypopnea Index (Mean) Oxygen Desaturation Index (Mean) 31.3 30.1 26.7 26.8 25.8 23.0 8.9 8.0 7.2 7.6 6.3 6.0 Score (Events/hr) Score (Events/hr) Baseline 1 Year Randomized, Therapy- Baseline 1 Year Randomized, Therapy- withdrawal Trial withdrawal Trial Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) 17 © Inspire Medical Systems, Inc. All Rights Reserved

Additional STAR Findings Showed Meaningful Improvement in Quality of Life Metrics Functional Outcomes of Sleep Questionnaire (Median) Epworth Sleepiness Scale (Median) Normalized daytime functioning = 17.9 11.0 Normalized daytime sleepiness = 10.0 18.2 18.4 18.8 18.7 14.6 6.0 6.0 6.0 6.0 Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=126 N=124 N=123 N=98 N=92 N=126 N=124 N=123 N=98 N=92 All p values <0.001 vs. baseline results All p values <0.001 vs. baseline results No or Soft Snoring (Median) Bed Partner Leaves Room (Median) 86% 87% 90% 81% 30% 17% 5% 4% 3% 1% Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=108 N=103 N=103 N=100 N=80 N=108 N=103 N=103 N=100 N=80 18 © Inspire Medical Systems, Inc. All Rights Reserved

Summary of Inspire Clinical Studies German Post- ADHERE Patient TJUH and UPMC STAR Trial Market Study1 Registry1 Evaluation2 # of Inspire Patients 124 97 56 1,017 48 / 49 Time Following 12 5 Years 12 Months 12 Months 3 Months Implantation Months AHI – Baseline 29.3 29.3 28.6 32.8 35.9 / 35.3 AHI – Therapy 9.0 6.2 9.5 9.5 6.3 / 6.3 ESS – Baseline 11 11 13 11 11 / 11 ESS – Therapy 6 6 7 6 6 / 7 FOSQ – Baseline 14.6 14.6 13.7 * * FOSQ – Therapy 18.2 18.7 18.6 * * 86% daily; Average 39 hours per Average >45 hours Therapy 80% Average 5.6 hours 93% 5+ week; 89% ≥20 hours per week; >75% ≥40 Compliance daily per night days per week hours per week weekly ____________________ 1. Represents median results. 2. Represents mean results. 19 © Inspire Medical Systems, Inc. All Rights Reserved

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry

ADHERE Patient Registry

Our post-implantation study with the goal of collecting data on a group in excess of 5,000 patients

Registry Results from 1,017 Patients

- Registry study designed to be retrospective and prospective
- 51 centers are involved in registry to date
- Registry enrolled >2,000 patients since October 2016 to date
- Five peer-reviewed manuscripts

Adherence Monitoring: Average home device use: 5.6 hours / night



Apnea Hypopnea Index (Median)
32.8
P<0.0001
71% Reduction
9.5
Baseline
N=984
12 Months
N=382



Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
11
P<0.0001
45%
Reduction
6
Baseline
N=881
12 Months
N=439

Inspire is Better Experience than CPAP



95%

Would Recommend to Friends / Family



96%

Overall Patient Satisfaction



93%

Patients would Choose Inspire Again



94%

Results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real-world setting

Note: Enrollments as of February 2020. Results are from Thaler, Laryngoscope 2019

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Product and Indication Expansion 21 © Inspire Medical Systems, Inc. All Rights Reserved

We are Committed to Continuous Product Development & Indication Expansion Indication Expansion Product Pipeline  Working with the FDA to expand indication in the  5th generation neurostimulator is in the development U.S. to patients as young as 13 years of age phase (including Down syndrome)  Inspire Cloud, which has been launched, is being designed to allow physicians to monitor patient  Patients born with Down syndrome have compliance and therapy efficacy higher rates of OSA than the general pediatric population Sample Inspire Cloud  50-patient investigator-initiated trial in Dashboard process to demonstrate the safety and efficacy of Inspire therapy for treating Down syndrome patients1  In April 2020, the FDA approved an expanded age range to include 18 to 21- ____________________ year-old patients Not actual data; for illustrative purposes only. 1. Published in JAMA Otolaryngology – Head & Neck Surgery. 22 © Inspire Medical Systems, Inc. All Rights Reserved

Inspire Cloud: Longitudinal Care Longitudinal Care Care Team Inspire cloud Referral Network Inspire Cloud was launched at the AASM (American Academy of Sleep Medicine) annual meeting June 2018 ____________________ Not actual data; for illustrative purposes only.  Monitors Adherence  Strengthens the Referral Network  Generates Complete Patient Therapy Reports  Creates Care Coordination Hub  Insight into Center-Wide Therapy Outcomes  Fits into Existing Sleep Clinic Workflows 23 © Inspire Medical Systems, Inc. All Rights Reserved

Reimbursement 24 © Inspire Medical Systems, Inc. All Rights Reserved

AMA Grants Approval for New, Category I Procedure Codes The AAO-HNS physician society applied for a comprehensive, dedicated new CPT Code set for the hypoglossal nerve stimulation implant. These new codes will have payment rates measured only for Inspire and not blended, becoming effective January 1, 2022 • Hypoglossal Nerve Stim will no longer share Procedure Codes with Vagus Nerve Stim for Epilepsy • No more ‘New Technology’ Cat III codes for Inspire (T-Codes) effective January 1, 2022 • High potential that Physician payment for Inspire’s procedure will increase with new codes • ‘RUC’ survey will be performed to evaluate physician ‘work’ and expenses for our codes • Medicare makes the call on how many ‘RVUs’ will be assigned: RVU (Relative Value Units) proposal from Medicare publishes in mid-year 2021 • Hospital payment for Inspire will not change: New code maps to same Facility payment bucket (APC) as old codes for both hospital and ambulatory surgical centers (ASC) • Hospital: National Average Medicare payment of $29,000; commercial insurance is 1.4x Medicare • ASC: National Average Medicare payment of $24,000; commercial insurance is 1.9x Medicare • Proposed 2021 reimbursement increases both facilities by $850 25 © Inspire Medical Systems, Inc. All Rights Reserved

Covered Lives Summary

Positive BCBS Plans: 82M Total Covered Lives

- Wellmark
- Horizon
- N. Carolina
- Premera
- Regence
- Kansas
- Mississippi
- Louisiana
- Kansas City
- Independence
- Minnesota
- Florida
- S. Carolina
- Idaho
- Health Now NY
- Federal Employee Plan
- Alabama
- Highmark
- Massachusetts
- Excellus
- California
- Michigan
- Nebraska
- Tennessee
- HCSC (Illinois, Texas, etc.)
- CareFirst (DC)
- Capital Blue
- North Dakota
- Arkansas
- Arizona
- Rhode Island

Large Insurance Plans

- United Healthcare: 41M
- Aetna: 22M
- Humana: 17M
- Cigna: 16M

- Anthem: 40M – continue to obtain individual prior auth approvals

Small Plans – Positive Coverage

- Emblem Health
- Medica
- Medical Mutual
- HAP of MI
- Ascension
- Quartz Health
- Capital District Physicians Health Plan (NY)
- Keystone First VIP Choice
- AVMed
- Cleveland Clinic
- Preferred One
- Ohio State University
- WEA Trust (WI)
- Priority Health (MI)
- Health New England
- SelectHealth (Utah)
- HealthPartners (MN)
- Geisinger
- Security Health Plan
- Fallon Health of Massachusetts
- Centene Corp.
- GEHA (Gov't Employees Health Assoc.)
- Providence Health Plan
- AllWays Health Partners

Covered Lives Summary

Total Plans Gained in 2020: 11
Total Lives Gained in 2020: 46 million

Total Positive Policies: 59
Total US Covered Lives: 207 million

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Medicare Local Coverage Determination (LCD) – All policy criteria consistent between MACs and Medicare coverage in all 50 states Final LCD MAC Publication Date Noridian March 15, 2020 Novitas March 15, 2020 First Coast (Florida) March 15, 2020 National Govt. Services April 1, 2020 (NGS) Palmetto June 21, 2020 • BMI criterion = Below 35 • AHI criterion = 15 to 65 events per hour CGS April 1, 2020 • Other criteria mirrors FDA Indications Wisconsin Phys. Services • Represents 40 million covered lives June 14, 2020 (WPS) • Medicare Advantage is an additional 20 million covered lives 27 © Inspire Medical Systems, Inc. All Rights Reserved

The Prior Authorization Metrics are Steadfastly Improving with Every New Positive Coverage Policy

Case-by-Case Submissions, Reviews & Approvals Process

Prepare/Submit a Prior Authorization → If denied → Prepare/Submit a 1st level appeal → If denied → Prepare/Submit a 2nd level appeal → If denied → Prepare/Submit an EMR appeal (External Medical Review)

Prior Authorization Approval Track Record Following a Complete Appeal Review Cycle

Percentage of Patient Approvals – 2019



91%
+3,257[1]
7%
2%
Approved
Denied at EMR
Dismissed

Overall approval rates are ~78% as many patients do not receive a full review (drop out or are blocked)

Percentage of Patient Approvals – 2020 YTD



97%
+2,728[2]
2%
1%
Approved
Denied at EMR
Dismissed

~89% in 2020

1. Indicates number of patient submissions in 2019
2. Indicates number of patient submissions in the first nine months of 2020

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

U.S. Commercial Prior Authorization Submissions • Steady increase in prior authorization submissions fueled by Total Submissions increased capacity, effective patient outreach programs and reduction of fatigue/burden of obtaining insurance approvals 2020 YTD: 2,728 2019: 3,257 • With positive policies in place, more centers submit 2018: 2,477 authorizations independently and some policies do not require 2017: 1,506 prior authorizations, making this metric less meaningful over 2016: 960 time Past Quarter Submissions 1,300 1,233 100 1,200 90 1,100 988 80 1,000 929 900 812 70 800 722 735 60 661 700 619 639 50 558 566 95 600 488 500 445 40 76 71 400 303 62 30 Quarterly Total Submissions Total Quarterly 268 258 270 56 57 300 225 48 51 49 209 43 44 20 38 Quarterly Weekly Average Submissions 200 34 23 10 100 16 21 20 17 21 - - Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Qtrly Weekly Average Submissions Qtrly Total Submissions 29 © Inspire Medical Systems, Inc. All Rights Reserved

U.S. Commercial Prior Authorization Approvals • Continued increase in approvals per week as a result of Total Approvals positive coverage policies 2020 YTD: 2,341 • The median time to approval for 2020 submissions has been 2019: 2,445 reduced to 12 days as compared to 25 days in 2019 and 90 2018: 1,230 days in 2018 2017: 583 • Majority of cases approved at first or Pre-D level and do not 2016: 330 require appeals process Past Quarter Approvals 1,039 80 1,000 70 751 761 800 60 672 579 50 600 541 443 80 40 373 395 400 58 59 30 Quarterly Approvals Total Quarterly 52 249 45 190 213 42 20 34 200 126 133 134 29 30 96 103 Approvals Average Weekly Quarterly 59 72 10 15 16 19 5 7 6 8 10 10 10 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Qtrly Weekly Average Approvals Qtrly Total Approvals 30 © Inspire Medical Systems, Inc. All Rights Reserved

Commercial Development 31 © Inspire Medical Systems, Inc. All Rights Reserved

We have a Targeted Approach to Market Development and Patient Outreach Market Development Direct-to-Patient Outreach Machine  Inspire has built a referral network with physicians across the treatment continuum Company Sponsored Public Relations  Differentiated marketing engine capable of generating demand through patient channels Local Local Physician to Patient Direct-to-Patient Channels / Self-Referred Radio TV Physician Word of Mouth Cardiac Dental Practice / Practice EP1 Referrals Referrals 2020 Website Results (Sept. YTD) Inspire Program Core Team Sleep Sleep Practice Practice Refer and Referrals Manage 3.6M Visitors 206K Doctor 43K Doctor (+15% YoY) Searches* Contacts (-55% YoY) (+39% YoY) ____________________ 1. Electrophysiologists (EP) * Doctor searches decreased YoY due to the addition of a screening question on the website. 32 © Inspire Medical Systems, Inc. All Rights Reserved

Education of Sleep MDs and Building Patient Referrals Opportunity For “Re-calibration” Discussions Regarding Progress Made To Streamline Patient Experience • Invasive • Risk / Reward ???? • Costly • Complex • Value Proposition?? 33 © Inspire Medical Systems, Inc. All Rights Reserved

DTC Program: Strategic Pillars #1: Drive Efficient #2: Educate & #3: Convert to #4: Convert Awareness Segment IS.com Appointment Appointment to Implant Paid Media Customized journeys Advisor Inspire App, Tablet, • Breakthrough Content “Get Started” Care Patient Tracking • Playbook Testing Program (ACP) Marketing Automation 34 © Inspire Medical Systems, Inc. All Rights Reserved

Advisor Care Program (ACP) Connecting Qualified Patients Directly to our Centers Inspire Advisor Call connected to Patient calls number on MD calls clinic; Inspire Advisor Listing Connects patient with LIVE scheduler Turning Patient Interest into Actionable Steps Toward an Inspire Implant 35 © Inspire Medical Systems, Inc. All Rights Reserved

Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm U.S. Sales Organization Sleep  98 Territories in U.S. and 9 in Europe Patients Centers  Managed by 4 Area Vice-Presidents and 18 Regional Sales Managers  Supported by Therapy Awareness Managers and Field Clinical Reps ENT  Target for each rep to manage 5 – 7 active Physicians centers per territory Encourage and sponsor additional publications of Focus on building long-lasting physician relationships   clinical data  Support physicians through all aspects of a case  Increase awareness through training and education  Identify new regions with high-volume medical centers  Continue various direct-to-patient marketing initiatives Continue to build capacity to treat patients by adding centers, hiring Territory Managers, and adding support structure, including Regional Managers and staff to cover implant cases and activations 36 © Inspire Medical Systems, Inc. All Rights Reserved

Keys To Driving a Strong Territory

Territory Manager Strategy

- New Centers and Territory Framing
  - Leading with 4 Area Vice Presidents
  - Building Regional Manager Team, increased to 18 in Q3 2020 (added 4 in 2020)
  - Adding Field Clinical Reps (FCRs) to support implants
- Continue adding Territories
  - Ended Q3 2020 with 98 U.S. Territories (7 added in Q3 2020)
- Sales Training
  - Inspire University conducted quarterly for new employees
- Free up selling time for tenured reps to focus on driving patient flow
  - Invest in FCRs to cover cases and activations

How TMs Spend their Time



Find The Right Centers
Attend DISE, Cases & Follow up
FCRs to Support
Manage Prior Authorization, Coding & Payment
Drive Patient Flow & Practice Readiness

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© Inspire Medical Systems, Inc.
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Inspire
Sleep Apnea Innovation

The Great Balancing Act KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization while ensuring proper training to maintain control of high-quality therapy outcomes 38 © Inspire Medical Systems, Inc. All Rights Reserved

The Inspire Control System


Prevalence Pool
17M people in the U.S. with OSA, of which ≈25% could be treated with Inspire
Incidence Pool
500k new cases per year who could be treated using Inspire
Ensure Strong Patient Outcomes
Question 1: How to find these patients and connect them to the proper healthcare provider?
Question 2: How to improve the yield to increase contacts to healthcare providers?
Question 3: How to direct patients to the correct physician to prevent unnecessary visits?
Question 4: How to improve time and approval rates from insurance companies?
Question 5: How to scale the business without losing quality in patient outcomes?
Continuous addition of new sales reps and opening new hospitals
Direct-to-Patient Outreach Process
Patient makes appointment to see doctor
Physician Appointment
• Activated call center: Advisor Care Program
• Connect patients with proper physician be it ENT or Sleep
• Use of virtual tools and telemedicine
• Improve conversion rates
Patient proceeds for insurance approval
Insurance Approvals
• 207M covered lives in the U.S.
• Policies significantly improve approval rates and reduces time to approval
• Many patients still required to go through prior authorization process
• Medicare coverage in all 50 states in 2020
Patient scheduled for Inspire
Patient receives Inspire

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© Inspire Medical Systems, Inc.
All Rights Reserved

Financials 40 © Inspire Medical Systems, Inc. All Rights Reserved

Quarterly Revenue ($ in Millions) $35.8 $26.9 $20.9 $21.3 $18.0 $16.6 $16.3 $13.1 $12.2 $10.9 $10.0 $10.0 $7.3 $6.0 $4.7 $5.2 $5.3 $3.0 $3.6 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 79% 69% 56% 91% 90% 81% 80% 66% 62% 65% 60% 62% 31% -32% 72% % YoY Revenue Growth 39 ____________________ © Inspire Medical Systems, Inc. Quarterly amounts are unaudited All Rights Reserved

Q3 2020 Performance YoY Revenue ($ in millions) YoY Gross Margin Territories EQ3 2020: 98 YoY Increase: 210bps YoY Increase: 72% EQ3 2019: 66 $35.8 Q3 2020 Revenue Mix 85.5% US OUS 8% 83.4% $20.9 92% Q3 2019 Revenue Mix US OUS 11% 89% Q3 2019 Q3 2020 Q3 2019 Q3 2020 42 © Inspire Medical Systems, Inc. All Rights Reserved

Annual Revenue and Gross Margin ($ in millions) Guidance [$110-112] 2016 – 2019 CAGR: 71.1% $82.1 $50.6 $28.6 $16.4 2016 2017 2018 2019 2020 Annual Gross Margin 76.2% 78.9% 80.1% 83.4% Guidance [84 - 85%] Revised 2020 Guidance on November 2, 2020: • FY2020 revenue range of $110M - $112M, representing 34% - 37% growth from FY2019 • FY2020 gross margin between 84% - 85% 43 © Inspire Medical Systems, Inc. All Rights Reserved

Our Growth Strategies  Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust physician training  Promote awareness among patients, ENT physicians, sleep centers, and referring physicians  Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy  Leverage final Medicare LCDs and 207 million covered lives while continuing with prior authorization model  Invest in research and development to drive innovation and expand indications  Further penetrate existing and expand into new international markets 44 © Inspire Medical Systems, Inc. All Rights Reserved

Our Innovative Inspire Solution has a Significant First Mover Advantage

Compelling Market Opportunity

- Large and growing prevalence of OSA
- Significant economic cost of untreated OSA
- Urgent clinical need for an effective alternative to CPAP
- ~$10bn annual market opportunity in the U.S.

Inspire Therapy is Strongly Positioned

- FDA PMA approval since 2014
  - More than 10,500 patients treated at over 420 medical centers across the U.S. and Europe
- Significant payor experience
  - 207 million covered lives in the U.S.
  - Leverage highly effective prior authorization model
  - Over 1,500 individual patient submissions in 2017, over 2,450 in 2018, over 3,250 in 2019, and over 2,700 in YTD 2020
- Evidence of safety and 5-year long-term sustained efficacy
  - Consistent results across four sponsored and 19 independent clinical studies evaluating ~2,100 patients
  - Ongoing enrollment of 5,000 patient ADHERE registry (>2,000 patients enrolled thru September 2019)
- Differentiated products built on years of development
  - Closed loop system that leverages our pressure sensing lead and proprietary algorithm
  - Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and allows for MRI of head and extremities

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© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

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